Provision for Site Reclamation and Closure	12 Months Ended
Dec. 31, 2019
Disclosure Of Provision For Site Reclamation And Closure [Abstract]
Provision for Site Reclamation and Closure
20.	PROVISION FOR SITE RECLAMATION AND CLOSURE

Balance at January 1, 2018	$4,101
Addition of Florida Canyon Mine at the Closing Date	30,227
Accretion of discounted cash flows	876
Change in estimated cash flows and assumptions	2,426
Balance at December 31, 2018	$37,630
Accretion of discounted cash flows	1,250
Change in estimated cash flows and assumptions	(3,240)
Balance at December 31, 2019	$35,640

The provision for site reclamation and closure consists of mine closure costs, reclamation and retirement obligations for mine facilities and infrastructure.

During the year ended December 31, 2019, the Company completed its annual reassessment of the provision for site reclamation and closure based on independent technical reports. As a result of this reassessment, the provision was decreased by $3,240 (December 31, 2018 - $663). During the year ended December 31, 2018, due to the Rye Patch transaction, the change in estimated cash flows was increased by $3,089 as a result of applying the US dollar risk free discount rate of 2.93% subsequent to the acquisition.

The total undiscounted amount of estimated cash flows required to settle the retirement obligations of the Florida Canyon Mine is $30,604 (December 31, 2018 - $33,921). The total undiscounted amount of estimated cash flows required to settle the retirement obligations of the San Francisco Mine is $6,104 (December 31, 2018 - $5,840).

The cash flows have been inflated by a weighted average rate of 2.39% (December 31, 2018 - 2.65%) and discounted using the weighted average pre-tax risk-free rate of 2.85% (December 31, 2018 - 3.78%). The provision for site reclamation and closure is not expected to be paid in the near term and is intended to be funded from cash balances at the time of the mine closure.